Exhibit 10.6

MAVENIR SYSTEMS, INC.

2005 STOCK PLAN

STOCK OPTION AGREEMENT

(International Form)

Unless otherwise defined herein, the terms defined in the 2005 Stock Plan will have the same defined meanings in this Stock Option Agreement.

I.	NOTICE OF STOCK OPTION GRANT

«Optionee»

The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant	:	«Date_of_Grant»

Vesting Commencement Date	:	«Vesting_Commencement_Date»

Exercise Price per Share	:	«Price»

Total Number of Shares Granted	:	«Shares»

Total Exercise Price	:	«ExercisePrice»

Term/Expiration Date	:	Tenth Anniversary of Date of Grant

Standar Vesting Schedule: One fourth ( 1/4th) of the Shares subject to the Option shall vest and become exercisable on the first anniversary of the Vesting Commencement Date and an additional one forty-eighth (1/48th) of the Shares subject to the Option shall vest and become exercisable on the corresponding day of each month thereafter, or to the extent such a month does not have the corresponding day, on the last day of any such month, until all the Shares are vested and exercisable, subject to Optionee’s continuing to be a Service Provider on such dates.

Escrow Provisions: This Option will be held by the Company under the Escrow Provisions attached hereto as Exhibit C.

Termination Period: This Option shall be exercisable for three (3) months after Optionee ceases to be a Service Provider. Upon Optionee’s death or Disability, this Option may be exercised for twelve (12) months after Optionee ceases to be a Service Provider. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

This Notice of Stock Option Grant does not represent a stock interest in the Company, which will occur only upon the exercise of this Option pursuant to its terms.

By executing the signature page hereto, Optionee hereby acknowledges that Optionee understands and accepts this Notice of Stock Option Grant, the Plan, the Option Agreement and the Exercise Notice (Exhibit A to the Option Agreement), the Investment Representation Statement (Exhibit B to the Option Agreement) and the Escrow Provisions (Exhibit C to the Option Agreement).

II.	AGREEMENT

1. Grant of Option. The Administrator hereby grants to the Optionee named in the Notice of Stock Option Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan will prevail.

2. Escrow. The Option, and any Shares or cash acquired pursuant thereto, will be held by the Company pursuant to the Escrow Provisions attached hereto as Exhibit C.

3. Exercise of Option.

(a) Right to Exercise. This Option will be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option will be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which will state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares will be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares unless any Applicable Law otherwise provides.

4. Optionee’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee will, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

5. Lock-Up Period. Optionee hereby agrees that Optionee will not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act (the “Lock-Up Period”).

Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Optionee will provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section will not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period. Optionee agrees that any transferee of any Option will be bound by this Section.

6. Method of Payment. Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of the Optionee:

(a) if permitted by Applicable Laws, by cash, check or cash equivalent; or

(b) at the discretion of the Administrator and to the extent permitted by Applicable Law, consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(c) such other method or manner of payment as the Administrator may approve.

7. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Laws. The Company will not be liable if the exercise of this Option by Optionee is forbidden by Applicable Laws.

8. Non-Transferability of Option. The Option and the rights and privileges conferred hereby will not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) in any manner otherwise than by will or by the laws of descent or distribution, will not be subject to sale under execution, attachment, levy or similar process and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and the Option Agreement will be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

9. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

10. Withholding Obligations. Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements as well as social security charges applicable to the Option exercise or the disposition of any Shares acquired upon exercise. In this regard, Optionee authorizes the Company (and/or the Parent or Subsidiary employing or retaining Optionee) to withhold all applicable taxes legally payable by Optionee from the Optionee’s wages or other cash compensation paid to Optionee by the Company (and/or the Parent or Subsidiary employing or retaining Optionee) or from proceeds from the sale of Shares acquired upon exercise of the Option in an amount sufficient to cover such tax obligations. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

11. Acknowledgements.

(a) Optionee acknowledges receipt of a copy of the Plan (including any applicable appendices or sub-plans thereunder) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan (including any applicable appendices or sub-plans thereunder) and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

(b) The Company (which may or may not be Optionee’s employer) is granting the Option. The Company will administer the Plan from outside Optionee’s country of residence, and United States law will govern all Options granted under the Plan.

(c) Optionee acknowledges that benefits and rights provided under the Plan are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments. Unless otherwise required by Applicable Law, the benefits and rights provided under the Plan are not to be considered part of Optionee’s salary or compensation for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. Optionee waives any and all rights to compensation or damages as a result of the termination of employment with the Company for any reason whatsoever insofar as those rights result or may result from:

(i) the loss or diminution in value of such rights under the Plan, or

(ii) Optionee ceasing to have any rights under, or ceasing to be entitled to any rights under the Plan as a result of such termination.

(d) The grant of the Option, and any future grant of Options under the Plan is entirely voluntary, and at the complete discretion of the Company. Neither the grant of the Option nor any future grant of an Option by the Company will be deemed to create any obligation to grant any further Options, whether or not such a reservation is explicitly stated at the time of such a grant. The Company has the right, at any time, to amend, suspend or terminate the Plan.

(e) The Plan will not be deemed to constitute, and will not be construed by Optionee to constitute, part of the terms and conditions of employment, and the Company will not incur any liability of any kind to Optionee as a result of any change or amendment, or any cancellation, of the Plan at any time.

(f) Participation in the Plan will not be deemed to constitute, and will not be deemed by Optionee to constitute, an employment or labor relationship of any kind with the Company.

(g) By entering into this Option Agreement, and as a condition of the grant of the Option, Optionee consents to the collection, use, and transfer of personal data as described in this subsection to the full extent permitted by and in full compliance with Applicable Law.

(i) Optionee understands that the Company, its Parent or any Subsidiary may hold certain personal information about Optionee, including, but not limited to, name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or other entitlement to Shares awarded, canceled, exercised, vested, unvested, or outstanding in Optionee’s favor, for the purpose of managing and administering the Plan (“Data”).

(ii) Optionee further understands that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purposes of implementation, administration, and management of Optionee’s participation in the Plan, and that the Company and/or its Subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration, and management of the Plan (“Data Recipients” ).

(iii) Optionee understands that these Data Recipients may be located in Optionee’s country of residence or elsewhere, such as the United States. Optionee authorizes the Data Recipients to receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing Optionee’s participation in the Plan, including any transfer of such Data, as may be required for the administration of the Plan and/or the subsequent holding of Shares on Optionee’s behalf, to a broker or third party with whom the Shares acquired on exercise may be deposited.

(iv) Optionee understands that Optionee may, at any time, review the Data, request that any necessary amendments be made to it, or withdraw Optionee’s consent herein in writing by contacting the Company. Optionee further understands that withdrawing consent may affect Optionee’s ability to participate in the Plan.

(h) Optionee has received the terms and conditions of this Option Agreement and any other related communications, and Optionee consents to having received these documents in English.

12. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement, including the Notice of Stock Option Grant, the Exercise Notice (Exhibit A), the Investment Representation Statement (Exhibit B) and the Escrow Provisions (Exhibit C), constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This Agreement is governed by the internal substantive laws but not the choice of law rules of Texas.

13. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY TO WHOM THE OPTIONEE IS PROVIDING SERVICES) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTIONEE AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OPTIONEE) TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

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OPTIONEE:	MAVENIR SYSTEMS, INC.

By:
Signature
Its:
Print Name

Address*:

Facsimile #:
Email:

*	Please include address for notice purposes.

EXHIBIT A

2005 STOCK PLAN

EXERCISE NOTICE

Mavenir Systems, Inc.

1651 Glenville Road, Suite 201

Richardson, TX 75081

Attention: Stock Plan Administrator

1. Exercise of Option. Effective as of today,                 ,        , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option (the “Option”) to purchase                 shares of the Common Stock (the “Shares”) of Mavenir Systems, Inc. (the “Company”) under and pursuant to the 2005 Stock Plan (the “Plan”) and the Stock Option Agreement dated                 , 20        (the “Option Agreement”).

2. Delivery of Payment. Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Optionee. Optionee acknowledges that Optionee has received, read, understood and agreed to the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares will be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5. Company’s Right of First Refusal. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) will have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares will deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee

(“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder will offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section will be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration will be determined by the Board of Directors of the Company in good faith.

(d) Payment. Payment of the Purchase Price will be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice will be given to the Company, and the Company and/or its assignees will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s immediate family or a trust for the benefit of the Optionee’s immediate family will be exempt from the provisions of this Section. “Immediate Family” as used herein will mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient will receive and hold the Shares so transferred subject to the provisions of this Section, and there will be no further transfer of such Shares except in accordance with the terms of this Section.

(g) Termination of Right of First Refusal. The Right of First Refusal will terminate as to any Shares upon the earlier of (i) first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6. Inability to Exercise the Option. Optionee understands that Optionee may not exercise the Option if any Applicable Law forbids the exercise of the Option at the time of such exercise, and will relieve the Company of any liability with respect to the failure of the Company to issue or sell the Shares.

7. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

8. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company will cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTION ON TRANSFER FOR A PERIOD OF 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE COMPANY’S INITIAL UNDERWRITTEN PUBLIC OFFERING AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares will have been so transferred.

9. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice will be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

10. Interpretation. Any dispute regarding the interpretation of this Exercise Notice will be submitted by Optionee or by the Company forthwith to the Administrator which will review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator will be final and binding on all parties.

11. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of Texas.

12. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement, the Investment Representation Statement and the Escrow Provisions constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

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Submitted by:	Accepted by:

OPTIONEE:	MAVENIR SYSTEMS, INC.

By:
Signature
Its:

Print Name
Date Received

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:	«OPTIONEE»

COMPANY	:	MAVENIR SYSTEMS, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with any legend required under applicable state securities laws.

(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of

Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date: , 20

EXHIBIT C

MAVENIR SYSTEMS, INC.

2005 STOCK PLAN

ESCROW PROVISIONS

1. Option. As set forth in the Notice of Stock Option Grant, Optionee has been granted an Option under the Plan. The Option will be held by the Company under these Escrow Provisions in an account in Optionee’s name.

2. Legal and Equitable Title. Legal and equitable title to the Option and any cash or securities acquired pursuant thereto, will remain with Optionee at all times, notwithstanding that such items may be held by the Company pursuant to these Escrow Instructions.

3. Exercise of Option. Optionee may instruct the Company to exercise the Option on Optionee’s behalf at such time or times as permitted by the Notice of Stock Option Grant and the Plan.

4. Proceeds of Exercise. Shares acquired upon exercise of the Option will be retained in this Escrow. Optionee may elect to keep any proceeds from the sale of such Shares in Optionee’s account under these Escrow Provisions or to have them distributed to Optionee in USD, or such foreign currency requested by the Optionee and determined appropriate by the Company, within 10 business days of the sale, pursuant to such channels as the Company reasonably determines appropriate.

5. Powers of Company. The Company may take any and all actions, and is hereby granted such powers and discretion, as may appear necessary or proper to comply with Applicable Laws and to effectuate and carry out the terms and purposes of this Escrow, including, but not limited to, the power to exercise the Option and hold or dispose of the proceeds of such exercise in accordance with the terms of these Escrow Provisions.

6. Limitation of Liability. The Company will not be liable for any damage caused by the exercise of its discretion as authorized by these Escrow Provisions for any reason, except gross negligence or willful misconduct. The Company will not be liable for honest mistakes of judgment or for losses or liabilities due to such honest mistakes of judgment.

7. Costs and Expenses of this Escrow. All costs and expenses of these Escrow Provisions will be borne by the Company.

8. Governing Law. This Escrow will be administered in the State of Texas, and its validity, construction and all rights hereunder, will be governed by the laws of the State of Texas; provided, however, that all matters affecting the title, ownership and transferability of any security, whether created or held hereunder, will be governed by all applicable federal, state, or foreign securities laws.